ESMO 2019 Update 29 September 2019 Exhibit 99.3

Agenda 6:45 – 6:50 p.m. Welcome & G1 Overview Mark Velleca, M.D., Ph.D., Chief Executive Officer 6:50 – 7:05 p.m. Breast Cancer State of the State c. 2019 Lisa Carey, M.D., FASCO, Chief of Hematology/Oncology and Physician-in-Chief, N.C. Cancer Hospital Associate Director of Clinical Sciences, Lineberger Comprehensive Cancer Center 7:05 – 7:15 p.m. ESMO Data Review: Trilaciclib and G1T48 Raj Malik, M.D., Chief Medical Officer and Senior Vice President, R&D 7:15 – 7:30 p.m. Q&A with Dr. Carey, Dr. Malik and Dr. Velleca 7:30 – 7:40 p.m. Pipeline Development Strategy and Regulatory Milestones Raj Malik, M.D., Chief Medical Officer and Senior Vice President, R&D 7:40 – 7:50 p.m. Commercial Opportunity and Strategy John Demaree, Chief Commercial Officer 7:50 – 8:05 p.m. Q&A with Dr. Malik, Mr. Demaree and Dr. Velleca 8:05 – 8:10 p.m. Upcoming Catalysts and Closing Remarks Mark Velleca, M.D., Ph.D., Chief Executive Officer

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, the therapeutic potential of trilaciclib, lerociclib and G1T48, the expected timing of data availability from ongoing clinical trials, the expected timing of initiation of future clinical trials, and the timing for the commencement and completion of marketing applications in the U.S. and Europe for trilaciclib in SCLC, and are based on the Company’s expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this presentation are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein and include, but are not limited to, the Company’s ability to complete clinical trials for, obtain approvals for and commercialize any of its product candidates; the Company’s initial success in ongoing clinical trials may not be indicative of results obtained when these trials are completed or in later stage trials; the inherent uncertainties associated with developing new products or technologies and operating as a development-stage company; the Company’s development of a CDK4/6 inhibitor to reduce chemotherapy-induced myelosuppression is novel, unproven and rapidly evolving and may never lead to a marketable product; and market conditions. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Welcome & G1 Overview Mark Velleca, M.D., Ph.D. Chief Executive Officer

Small molecule therapeutics for big oncology indications Breakthrough Therapy Designation; begin rolling NDA submission for SCLC in 4Q19, expect to complete in 2Q20 Preliminary OS benefit in mTNBC; initiating Phase 3 trial in 2H20 Initiating Phase 3 mCRC trial in 2H20 G1T48 Lerociclib Less neutropenia and favorable tolerability – advantages in breast cancer (BC) adjuvant setting Data + dose identification in 4Q19 to support pivotal trials Initiating Phase 3 1L BC trial in 2H20 Committed to improving the lives, treatment options and outcomes of people living with cancer Trilaciclib All three therapies have potential to improve outcomes for women with breast cancer in advanced/ metastatic and adjuvant settings Best-in-class potential Differentiated chemistry, favorable tolerability Initiating Phase 3 1L combo trial with CDK4/6i in 2H20

Small cell lung cancer Triple-negative breast cancer Trilaciclib regulatory update Breakthrough Therapy Designation (BTD) Pre-NDA meeting with Hematology Division completed Will begin rolling NDA submission in 4Q19; expect to complete submission in 2Q20 Anticipate MAA submission in 2H20 Productive interactions with Oncology Division Received feedback on Phase 2 data and comments on preliminary Phase 3 trial design Expect to initiate Phase 3 trial in 2H20

Catalysts across all programs in 2019/2020

G1 THERAPEUTICS

	INDICATION/COMBO	4Q19	1H20	2H20
trilaciclib IV - CDK4/6i	1st-line SCLC (+ etop/carbo)	Begin rolling NDA submission for SCLC	Complete NDA submission for SCLC	MAA filing for SCLC
	1st-line SCLC (+ etop/carbo/Tecentriq)			
	2nd/3rd-line SCLC (+ topotecan)			
	Metastatic TNBC (+ gem/carbo)			Initiate Phase 3 TNBC trial
	Metastatic CRC (5-FU regimens)			Initiate Phase 3 mCRC trial
lerociclib Oral - CDK4/6i	ER+, HER2- BC (+ Faslodex)	Present additional Phase 1b/2a data		Initiate Phase 3 BC trial
	EGFRm NSCLC (+ Tagrisso)			
G1T48 Oral - SERD	ER+, HER2- BC			Initiate Phase 3 CDK4/6i combination trial + Present additional data

Well funded with $325M cash at end of 2Q19; anticipate 2019 YE cash of $260-270M

7

Breast Cancer State of the State c. 2019 Lisa A. Carey M.D., FASCO University of North Carolina Lineberger Comprehensive Cancer Center

Disclosures Research funding (to my institution): Innocrin, Nanostring, Novartis, Roche, Seattle Genetics Advisory or consultant role (no personal compensation): G1 Therapeutics, Innocrin, Lilly, Novartis, Seattle Genetics

Epidemiology of Breast Cancer ~ 270,000 new cases per year in the U.S. (+2,500 men) in 2018 85% curable 3.5 million breast cancer survivors (currently in treatment and completed treatment) in the U.S.

Clinical Receptor Phenotype All Breast Cancer HR+ HER2+ Triple Neg

Clinical Receptor Phenotype: Systemic Therapy All Breast Cancer HR+ HER2+ Triple Neg Primary Rx: Endocrine-based Anti-HER2-based Chemo-based

Goals of Therapy Stages I-III / Nonmetastatic Cure No long-term toxicity Stage IV / Metastatic Control Tolerability (acute and chronic)

Goals of Therapy Stages I-III / Nonmetastatic Cure No long-term toxicity Metastatic Control Tolerability (acute and chronic) Willing to tolerate more acute toxicity in order to complete Rx Balance toxicity and outcome Goals of therapy markedly differ

Decision-making Regarding Need for Medical Therapy

If distant metastases present, mainstay of lifelong therapy is medical.

If nonmetastatic, type and aggressiveness of treatment vary by:

- Tumor size and appearance (grade)
- Local lymph node involvement
- Targetable receptors (ER, PR, HER2)
- Patient factors (comorbidities, age, etc.)
- Genomic assays (in ER+ HER2-)
  - E.g. Oncotype Dx Recurrence Score, Prosigna, Mammaprint

Medical therapy given to reduce risk of recurrence in nonmetastatic disease = "neoadjuvant" or "adjuvant" therapy

UNC LINEBERGER COMPREHENSIVE CANCER CENTER

Modern (Neo) Adjuvant Therapy Hormone receptor (ER, PR) + (regardless of HER2): Antiestrogen pills (5-10 years) Chemotherapy (several months) if high risk HER2+ (regardless of hormone receptors): Chemotherapy (several months) Anti-HER2 therapy (1-3 drugs for 1-2 years) “Triple negative” (all receptors negative): Chemotherapy for up to 1 year

Modern (Neo) Adjuvant Therapy

Hormone receptor (ER, PR) + (regardless of HER2):

- Antiestrogen pills (5-10 years)
- Chemotherapy (several months) if high risk

HER2+ (regardless of hormone receptors):

- Chemotherapy (several months)
- Anti-HER2 therapy (1-3 drugs for 1-2 years)
  - Trastuzumab + pertuzumab + neratinib
  - Trastuzumab emtansine in residual disease after neoadjuvant chemotherapy + trastuzumab

"Triple negative" (all receptors negative):

- Chemotherapy for up to 1 year
  - Capecitabine x 6m in residual disease after neoadjuvant chemotherapy

Future directions:

Tailoring (less vs more) in all

CDK4/6 inhibitors (soon!)
PI3K / mTOR inhibitors
Better endocrine Rx (oral SERDs!)
Genomics to determine duration of Rx

Better anti-HER2 drugs
CDK4/6 inhibitors
Immunotherapy
Molecular assays to determine Rx

Immunotherapy
Optimized management of toxicities

UNC LINEBERGER COMPREHENSIVE CANCER CENTER

Breast Cancer Outcomes Have Improved Better chemotherapy drugs and approaches Better endocrine therapy Development of anti-HER2 therapy 1986-1992 2004-2008 Cossetti R J et al. JCO 2015

Nonmetastatic Breast Cancer Outcomes Have Improved Better chemotherapy drugs and approaches Better endocrine therapy Development of anti-HER2 therapy 1986-1992 2004-2008 Cossetti R J et al. JCO 2015 Cost has also increased! Reason for focus on rational Rx

Epidemiology of Metastatic Breast Cancer Approximately 40,000 deaths per year in the U.S., but declining because of advances in therapy, especially in HER2+ disease Median survival ~3 years, but highly variable Prevalent population in U.S. ≈200,000 women

Treatment Based on Tumor Phenotype Advanced Breast Cancer Requiring Therapy ER and/or PR Positive Endocrine therapy +/- additional Rx Refractory to Endocrine therapy ER and/or PR Negative Chemotherapy HER2 Positive Chemotherapy or ET + HER2 targeting HER2 Negative Chemotherapy Additional HER2-targeted drugs

ASCO Guidelines: General Principles ER+ HER2- Endocrine (usually) preferable to chemotherapy in 1st line Targeted agents added to ET (CDK4/6, mTOR, PI3K inhibitors) Any HER2- receiving chemotherapy Single agent chemotherapy preferable to combination Exception: symptomatic, immediately life-threatening Longer duration ↑ outcome but must be balanced against ↑ toxicity No single optimal 1st or later chemotherapy Factors: prior Rx, toxicity, performance status, comorbidity, patient preference HER2+ HER2-directed Rx is mainstay 1st-line: taxane + trastuzumab + pertuzumab; 2nd-line: T-DM1 HR+ HER2+ may consider ET + HER2-Rx or ET alone in selected cases

Endocrine Rx Algorithm in ER+/HER2- (If premenopausal - OA/OS) PRIOR TREATMENT WITH TAMOXIFEN Early relapse Late relapse Aromatase inhibitor (AI) Fulvestrant (SERD) AI + CDK4/6i AI AI + fulvestrant AI + CDK4/6i Tamoxifen Fulvestrant ± palbociclib AI + everolimus AI Tamoxifen (late relapse) PRIOR TREATMENT WITH AI Early relapse Late relapse Fulvestrant ± CDK4/6i AI + everolimus AI Tamoxifen AI Fulvestrant AI + CD4/6i Tamoxifen Depending on prior Rx: Fulvestrant ± CDK4/6i AI + everolimus AI Tamoxifen

CDK4/6 Inhibitor Effect in HR+ HER2-

PALOMA2: Ph 3 letrozole ± palbo 1stL



PFS: 25m vs 14m
OS immature
Palbociclib–Letrozole
Placebo–Letrozole
Hazard ratio, 0.58
(95% CI, 0.46–0.72)
Two-sided P<0.001
Probability of Progression-free Survival (%)
Months

- Similar PFS impact CDK 4/6i across lines of Rx (~ HR 0.50)
- OS ↑ in pretreated pts with abemaciclib, ribociclib, (palbo trial immature). HR ~ 0.70-75.
- No apparent interaction with PIK3CAmt, ESR1mt etc.
- Abemaciclib single agent activity, different toxicity profile
- Widely used. More toxic than ET alone.
- Being studied in (neo)adjuvant, HER2+

MONALEESA7: Ph 3 ET ± ribo 1stL pre/perimen



Patients
Deaths
Median Overall Survival
mo
Ribociclib+Endocrine Therapy 335 83 NE
Placebo+Endocrine Therapy 337 109 40.9
Ribociclib+endocrine therapy
Placebo+endocrine therapy
Hazard ratio for death, 0.71 (95% CI, 0.54–0.95)
P=0.00973
Overall Survival (%)
Month

MONARCH1: Abema single agent



PD
SD
PR
Not assessed
• Treatment ongoing
Months on treatment

UNC LINEBERGER COMPREHENSIVE CANCER CENTER

Alpelisib Added to Fulvestrant in PreRx PIKC3CA mt HR+ HER2- Andre F, NEJM 2019 PIK3CAmt PIK3CAwt SOLAR1 PFS HR 0.65 in mutant group. No OS yet. Toxicity – hyperglycemia (40%), rash (10%)

Fulvestrant vs AI: 1st-Line

FALCON study: Phase III trial

	Fulvestrant	Anastrozole	P-value
CR+ PR	46%	45%	NS
CBR	78%	74%	NS
PFS*	17m	14m	0.049

ET-naïve!
OS 5.5m improvement in Phase II FIRST trial



Fulvestrant 500 mg (n=230)
Anastrozole 1 mg (n=232)
Progression-free survival (%)
100
90
80
70
60
50
40
30
20
10
0
HR 0·797 (95% CI 0·637–0·999); p=0·0486
0
3
6
9
12
15
18
21
24
27
30
33
36
39

Robertson JFR et al, Lancet 2016

Fulvestrant as single agent =/> AI in 1st line endocrine Rx

Considerations:

1. **Prior adjuvant AI (if anything) should augment difference**
2. **CDK 4/6i trials usually AI 1st-line, fulvestrant later**
3. **IM administration is an obstacle – little enthusiasm for adjuvant setting**

UNC LINEBERGER COMPREHENSIVE CANCER CENTER

Chemotherapy in HER2-Negative Breast Cancer HR+ Disease Endocrine Rx Endocrine Refractory Disease CHEMOTHERAPY (Chemotherapy for ER+ and TN disease same. However + immunoRx only in TNBC) Triple Negative Disease

Chemotherapy Options

Anthracyclines
- **Doxorubicin**
- **Epirubicin**
- **Liposomal doxorubicin**

Taxanes
- **Paclitaxel**
- **Docetaxel**
- **Nab-paclitaxel**

Vinca alkaloids
- **Vinorelbine**

Other anti-tubule
- **Eribulin**

Antimetabolites
- **Methotrexate**
- **5-FU**
- **Capecitabine**
- **Gemcitabine**

Alkylating agents
- **Cyclophosphamide**
- **Platinum agents**

Epothilones
- **Ixabepilone**

Alone or in combinations

General principles TNBC:
- Taxanes = platinums 1st-line
  - If PDL1+, use nab paclitaxel + atezolizumab immunoRx
- Combination chemo more toxic but higher response

General principles ET-refractory:
- Same
- + oral agent (cape) good transition drug

UNC LINEBERGER COMPREHENSIVE CANCER CENTER

Overall Survival in PD-L1+ Tumors with ImmunoRx added to Chemo 25.0 mo (22.6, NE) 15.5 mo (13.1, 19.4) 100 80 60 40 20 0 Overall survival 0 3 6 9 12 15 18 21 24 27 30 33 36 Months Stratified HR = 0.62 (95% CI: 0.45, 0.86) Atezo + nab-P (n = 185) Plac + nab-P (n = 184) OS events, n 64 88 2-year OS (95% CI), % 54% (42, 65) 37% (26, 47) Schmid et al, NEJM 2019 1st line setting – first immunotherapy approval in breast cancer Many many trials pending Less tractable than melanoma, NSCLC, etc. Effect markedly lower in pretreated patients Impassion 130 1st-line TNBC

Summary

- **Nonmetastatic breast cancer is common and curable. Mainstays of therapy = chemotherapy, endocrine therapy, anti-HER2 depending on risk and type of cancer.**
  - Challenges – tailoring therapy, identifying if agents active in metastatic disease help reduce risk of recurrence if used (neo)adjuvantly.

- **Metastatic breast cancer is 40,000 women per year in U.S. Longevity after diagnosis increasing, now ~ 3y overall, but not curable.**
  - Challenges – reducing toxicity, improving targeted therapies, role of immunotherapy

Thank you!

UNC LINEBERGER COMPREHENSIVE CANCER CENTER

ESMO Data Review: Trilaciclib and G1T48 Raj Malik, M.D. Chief Medical Officer and Senior Vice President, R&D

Trilaciclib mTNBC randomized Phase 2 trial: key findings 102-patient three-arm trial; all groups received gemcitabine/carboplatin (GC), a single-day regimen Group 1 – GC only Group 2 – GC + trilaciclib on day of GC Group 3 – GC + trilaciclib on day prior to and day of GC Both trilaciclib arms showed significant OS improvement compared to control Endpoints for myelopreservation were not achieved in this trial Trilaciclib was well tolerated with improvement in anemia-related PRO measures ESMO 2019: Trilaciclib improves overall survival when given with gemcitabine/carboplatin (GC) in patients with metastatic triple negative breast cancer (mTNBC) in a randomized Phase 2 trial; Abstract #6255 Lancet Oncol 2019; September 28, 2019 http://dx.doi.org/10.1016/S1470-2045(19)30616-3 Now Online First at TheLancet.com: 10.15 CEST, September 28, 2019

ITT population Control (GC only) (Group 1) Trilaciclib + GC (Group 2) Trilaciclib + GC (Group 3) Trilaciclib + GC (Group 2+3) N = 34 N = 33 N = 35 N = 68 Median OS (months) 12.6 20.1 17.8 20.1 HR 0.33 0.34 0.36 p-value 0.028 0.0023 0.0015 Median PFS (months) 5.7 9.4 7.3 8.8 HR 0.60 0.59 0.59 p-value 0.13 0.12 0.063 Significant overall survival benefit with trilaciclib Patients with death - Group 1: 20/34 (58.8%); Group 2: 11/33 (33.3%); Group 3: 14/35 (40.0%) Overall Response Rate (ORR): 33% (Group 1), 50% (Group 2), 37% (Group 3) Group 1: GC only (Day 1/8) (n=34); Group 2: trilaciclib + GC (Day 1/8) (n=33); Group 3: trilaciclib + GC (Day 1/2/8/9) (n=35) ESMO 2019: Trilaciclib improves overall survival when given with gemcitabine/carboplatin (GC) in patients with metastatic triple negative breast cancer (mTNBC) in a randomized Phase 2 trial; Abstract #6255 Results published concurrently in The Lancet Oncology

Significant overall survival benefit with trilaciclib OS benefit greater than PFS suggests immune-mediated effect Based on data as of 17 May 2019 Group 1: GC only (Day 1/8) (n=34); Group 2: trilaciclib + GC (Day 1/8) (n=33); Group 3: trilaciclib + GC (Day 1/2/8/9) (n=35) ESMO 2019: Trilaciclib improves overall survival when given with gemcitabine/carboplatin (GC) in patients with metastatic triple negative breast cancer (mTNBC) in a randomized Phase 2 trial; Abstract #6255 Results published concurrently in The Lancet Oncology 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 1.0 0.9 0.8 0.7 0.6 0.5 0.3 0.2 0.1 0 Months from randomization 34 27 27 26 25 23 21 19 18 16 14 13 13 9 6 6 3 2 1 0 0 0 0 0 0 0 0 Group 1 Patients at risk, n 33 33 32 31 28 26 24 22 20 20 19 17 17 15 13 13 12 10 8 5 3 2 1 1 0 0 0 Group 2 35 35 35 35 32 31 30 26 23 21 21 20 19 17 13 13 9 8 5 3 3 1 1 1 1 1 0 Group 3 Probability of being alive Group 1 Group 2 Group 3 Group 1 Group 2 Group 3 Median OS, months 12.6 20.1 17.8 HR p-value 0.33 0.028 0.34 0.0023

OS benefit across all subgroups

Pre-specified subgroup analyses

Subgroup	No. of patients	No. of events	HR	95% CI
Overall (ITT)	102 (100)	45	0.36	(0·19–0·67)
Age				
<65 years	76 (74·5)	36	0.45	(0·23–0.91)
≥65 years	26 (25·5)	9	0.13	(0·03–0·63)
Race				
White	78 (76·5)	33	0.26	(0·12–0·54)
Non-white	24 (23·5)	12	0.92	(0·22–3·84)
Liver involvement				
Yes	26 (25·5)	17	0.33	(0·11–1·01)
No	76 (74·5)	28	0.38	(0·18–0·81)
Region				
USA	83 (81·4)	37	0.32	(0·16–0·65)
Ex-USA	19 (18·6)	8	0.42	(0·09–2·02)
ECOG PS				
0	53 (52)	18	0.15	(0·05–0·44)
1	49 (48)	27	0.72	(0·33–1·61)
Number of prior lines therapy				
0	64 (62·7)	28	0.46	(0·21–0.99)
1 or 2	38 (37·3)	17	0.22	(0·07–0·67)
BRCA classification				
Unknown	66 (64·7)	28	0.42	(0·19–0.92)
Positive	8 (7·8)	3	NE	(NE–NE)
Histological TNBC classification				
Always	71 (69·6)	31	0.35	(0·17–0·74)
Acquired	25 (24·5)	12	0.25	(0·06–1·02)



0.031
0.062
0.125
0.250
0.500
1.00
2.00
4.00
Trilaciclib better (Groups 2+3)
GC-only better (Group 1)

Based on data as of 17 May 2019 • Group 1: GC (Day 1/8) (n=34); Group 2: GC + trilaciclib (Day 1/8) (n=33); Group 3: GC + trilaciclib (Day 1/2/8/9) (n=35)

CI, confidence interval; ECOG PS, Eastern Cooperative Oncology Group performance status; HR, hazard ratio; ITT, intention-to-treat; NE, not estimable

ESMO 2019: Trilaciclib improves overall survival when given with gemcitabine/carboplatin (GC) in patients with metastatic triple negative breast cancer (mTNBC) in a randomized Phase 2 trial; Abstract #6255

Results published concurrently in *The Lancet Oncology*

35

G1T48 (Oral SERD) Update

G1T48 Phase 1 trial: key findings Well tolerated; favorable safety profile at all dose levels No dose-limiting toxicities observed; maximum tolerated dose not reached AEs mostly Grade 1 18F-FES PET scans – ER occupancy ≥ 80% in doses ≥ 400 mg  Preliminary evidence of anti-tumor activity in heavily pre-treated population Phase 1 completed; 600 mg and 1,000 mg dose expansion cohorts enrolling Dose-escalation study of G1T48, an oral selective estrogen receptor degrader (SERD), in postmenopausal women with ER+/HER2- locally advanced or metastatic breast cancer (ABC); Abstract #3587

Favorable tolerability and safety profile; AEs mostly Grade 1 Data cut: 12 August 2019 Drug-related adverse event Grade 1 Grade 2 Grade 3 Grade 4 Total (N=26) Fatigue 6 (23.1%) 1 (3.8%) 1 (3.8%) 0 8 (30.8%) Hot flush 5 (19.2%) 2 (7.7%) 0 0 7 (26.9%) Diarrhea 6 (23.1%) 1 (3.8%) 0 0 7 (26.9%) Headache 4 (15.4%) 0 0 0 4 (15.4%) Nausea 4 (15.4%) 0 0 0 4 (15.4%) Muscle spasms 2 (7.7%) 1 (3.8%) 0 0 3 (11.5%) Myalgia 3 (11.5%) 0 0 0 3 (11.5%) Abdominal distension 1 (3.8%) 1 (3.8%) 0 0 2 (7.7%) Musculoskeletal stiffness 1 (3.8%) 1 (3.8%) 0 0 2 (7.7%) Cough 0 1 (3.8%) 0 0 1 (3.8%) Hypoglycemia 0 1 (3.8%) 0 0 1 (3.8%) Lymphopenia 0 1 (3.8%) 0 0 1 (3.8%) Pain (musculoskeletal chest) 0 1 (3.8%) 0 0 1 (3.8%) AEs occurring in ≥3 patients or ≥CTCAE Grade 2; All TEAEs; AEs regardless of causality Dose-escalation study of G1T48, an oral selective estrogen receptor degrader (SERD), in postmenopausal women with ER+/HER2- locally advanced or metastatic breast cancer (ABC); Abstract #3587

PK/PD profile: robust target engagement ≥ 80% decrease in uptake at doses ≥ 400 mg Generally dose-dependent increases in exposure Food decreased variability and increases exposure Patients in expansion cohorts being dosed with food PK summary Dose-escalation study of G1T48, an oral selective estrogen receptor degrader (SERD), in postmenopausal women with ER+/HER2- locally advanced or metastatic breast cancer (ABC); Abstract #3587 PD: 18F-FES PET uptake in tumors 0 -20 -40 -60 -80 -100 Change from baseline (%) Individual patients

Heavily pre-treated patient population ~85% of patients had prior fulvestrant therapy ~65% of patients had received at least three lines of therapy N = 26 Patients % Prior fulvestrant 22 84.6% Prior CDK4/6 inhibitor 20 76.9% Prior chemotherapy 13 50.0% Last prior therapy duration ≤ 6mos 11 42.3% ≥ 3 lines of therapy 17 65.4% Visceral disease 16 61.5% Dose-escalation study of G1T48, an oral selective estrogen receptor degrader (SERD), in postmenopausal women with ER+/HER2- locally advanced or metastatic breast cancer (ABC); Abstract #3587

Efficacy demonstrated in heavily pre-treated population ORR=(CR+PR); CBR=(CR+PR+SD≥24 weeks) Response evaluable pts (N=19) ORR 1 (5.3%) CBR 3 (15.8%) Patient characteristics associated with PD by 8 weeks: Visceral disease ≥ 3 lines of prior therapy ≤ 6 months on most recent prior therapy Prior chemotherapy in metastatic setting Dose-escalation study of G1T48, an oral selective estrogen receptor degrader (SERD), in postmenopausal women with ER+/HER2- locally advanced or metastatic breast cancer (ABC); Abstract #3587 Patient Characteristics

ESMO 2019: key findings Trilaciclib improved overall survival when added to GC regimen Well tolerated with improvement in anemia-related PRO measures Phase 3 trial beginning in 2H20 Favorable safety and tolerability profile Evidence of anti-tumor efficacy in heavily pre-treated population Phase 3 trial beginning in 2H20 Trilaciclib: mTNBC G1T48

Q&A Dr. Carey, Dr. Malik & Dr. Velleca

Pipeline Development Strategy and Regulatory Milestones Raj Malik, M.D. Chief Medical Officer and Senior Vice President, R&D

Trilaciclib: context-dependent efficacy


SCLC trials:
myelopreservation
Normal Cell
Trilaciclib (CDK4/6 inhibitor)
G1
M
S
G2
Transient G1 arrest during chemotherapy
Proactive protection of HSPC prevent chemotherapy-induced myelosuppression
HSPC
Neutrophil
Erythrocyte
Platelets
T lymphocyte
B lymphocyte
A. Reduces occurrence and duration of severe neutropenia
B. Reduces anemia and thrombocytopenia
C. Reduces need for supportive care (growth factors, transfusions, chemotherapy dose reductions)
D. Preserves lymphocytes
Preserves immune cell function and potentially enhances anti-tumor immunity
T cell
Tumor
A. Alters the proliferation kinetics and composition of intratumor T-cell subsets to favor increased effector function
B. Enhances T-cell activation
C. Increases antigen processing and presentation on tumor cells
D. Reduces immunosuppressive function of regulatory cells
TNBC trial:
OS improvement

Weiss et al, Annals of Oncology 2019
He et al, Science Translational Medicine 2017
Bisi et al, Mol Cancer Ther., 2016

Tan et al, Lancet Oncology 2019
Zhang et al, Nature 2018
Jerby-Arnon et al, Cell 2018
Goel et al, Nature 2017
Deng et al, Cancer Discovery 2017

45

Trilaciclib benefits linked to setting

G1 THERAPEUTICS

	Primary Benefit: Myelopreservation	Primary Benefit: Anti-Tumor Efficacy
Chemotherapy schedule	Multi-day regimens	Single-day regimens
Tumor type	---	Tumor microenvironments more favorable to immune modulation
Settings/indications:	✓ **SCLC (etoposide + platinum, topotecan)** ✓ **1L mCRC (5-FU regimens)** ✓ **Neoadjuvant TNBC (doxorubicin + cyclophosphamide + taxane)**	✓ **1L mTNBC (TBD +/- anti-PD-L1)** ✓ **1L mBC (taxane)**

Two-pronged development strategy: myelopreservation and anti-tumor efficacy

46

Development plan targets broad myelopreservation label and anti-tumor efficacy label for specific tumors

G1 THERAPEUTICS

DISEASE OF INTEREST	CHEMO REGIMENS	2020	2021	2022	2023	2024	2025
Myelopreservation							
1L SCLC	Etoposide + platinum, topotecan						
1L mCRC	5-FU regimens						
Neoadj TNBC	Doxo + cyclo + taxane						
Anti-tumor efficacy							
1L mTNBC	TBD +/- anti-PD-L1						
1L mBC	Taxane						



Partnering to enable expansion in other tumor types: e.g. NSCLC

☆ Denotes timing for completion of FDA review and potential U.S. approval; RoW is ~2Q later for all indications except SCLC. End of shading highlights data readout; dashed box indicates preparing, filing and regulatory review period.

47

Lerociclib and G1T48: improving patient care in advanced/metastatic and adjuvant settings

DISEASE OF INTEREST	COMBO DRUG	2020	2021	2022	2023	2024	2025	2026	2027
G1T48									
1L ER+ mBC	CDK4/6i								☆
2L ER+ mBC	Everolimus						☆		
Neoadjuvant BC*	N/A								
Adjuvant ER+ BC	NA								
lerociclib									
1L ER+ mBC	Fulvestrant							☆	
Adjuvant ER+ BC	Aromatase inhibitor								

G1T48 and lerociclib partnering to enable expansion in other indications

☆Denotes timing for completion of FDA review and potential U.S. approval; RoW is ~2Q later for all indications. End of shading highlights data readout; dashed box indicates preparing, filing and regulatory review period.

* Neoadjuvant trial enables adjuvant trial

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Commercial Opportunity and Strategy John Demaree Chief Commercial Officer

Trilaciclib provides context-dependent efficacy: myelopreservation or improved survival TNBC: OS Improvement SCLC: Myelopreservation PLACEBO + CHEMOTHERAPY TRILACICLIB + CHEMOTHERAPY Patients (intent-to-treat population) 120 125 P-VALUE⁺ Mean duration (in days) of severe neutropenia in cycle 1 (SD) 4 (5.2) 1 (2.3) <0.0001 Occurrence of severe neutropenia 64 (53.3%) 16 (12.8%) <0.0001 Occurrence of RBC transfusions on/after 5 weeks 32 (26.7%) 19 (15.2%) 0.0207 Cumulative incidence RBC transfusions on/after 5 wks: event rate per 100 wks 3.2 1.5 0.0020 Occurrence of Grade 3/4 anemia 39 (32.5%) 26 (20.8%) 0.0188 Occurrence of Grade 3/4 thrombocytopenia 44 (36.7%) 26 (20.8%) 0.0081 Improved patient experience Trilaciclib is a first-in-class investigational therapy designed to improve outcomes for people with cancer treated with chemotherapy G1 market research suggests substantial share uptake in all indicated patients

~1 million chemo-treated patients in planned indications



Global Chemotherapy Treated Incident Patients (G7)*
Japan
EU5
US
250,000
200,000
150,000
100,000
50,000
-
SCLC: 68K
TNBC 20K
CRC: >500K
Adjuvant BC: >350K
5,000
17,000
16,000
4,000
13,000
13,000
3,000
9,000
8,000
47,000
87,000
43,000
37,000
68,000
38,000
46,000
89,000
46,000
7,000
26,000
32,000
20,000
88,000
94,000
12,000
43,000
35,000
1L SCLC
2/3L SCLC
1L TNBC
1L CRC
2/3L CRC
Adjuvant CRC
Adjuvant TNBC
Adjuvant HR+/HER2- BC
Adjuvant HER2+ BC

	1L SCLC	2/3L SCLC	1L TNBC	1L CRC	2/3L CRC	Adjuvant CRC	Adjuvant TNBC	Adjuvant HR+/HER2- BC	Adjuvant HER2+ BC
% currently treated with eligible chemo regimen**	~100% (EP)	50% (topotecan or EP)	55% (GC, taxane or IO + chemo)	80% (5-FU)	70% (5-FU)	50% (5-FU)	65% (AC)	50% (AC)	40% (AC)
Estimated mean # of cycles***	4-6	3-4	7-8	11-23	4-12	12	8	8	8

Potential to be used for myelopreservation in the same patient across multiple lines of therapy

*Source: Secondary epi sources, 2027 estimates

**EP refers to any regimen that includes etoposide + platinum; GC refers to gemcitabine/carboplatin; AC refers to any regimen that includes Adriamycin and cyclophosphamide; 5-FU refers to any regimen that includes fluorouracil (e.g., FOLFOX). In addition to CRC, pancreatic cancer, gastroesophageal cancer and squamous cell carcinoma of the head and neck (SCCHN) are also treated with 5-FU regimens (% currently treated with 5-FU regimens varies by tumor type and region)

***Source: SCLC and TNBC: G1 Therapeutics' completed trials; CRC and Adjuvant BC: number of cycles for eligible chemo regimens from Decision Resources Group Treatment Landscape and Forecast Assumptions 2018 Reports (CRC and BC)

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Trilaciclib go-to-market strategy Planning Capabilities Comprehensive launch plans across all functions All milestones on schedule Trilaciclib supply will be available at approval Hired experienced key functional talent at G1 Utilizing contractors for initial functional-level buildouts, including sales Maintaining strategic agility to scale as needed for future launches Partner Leverage partner’s capabilities and scale to maximize uptake and expand development G1 partner to commercialize ex-US G1 intends to maintain a significant US role Commercial team: significant oncology launch experience (XTANDI, Tagrisso, Tecentriq, Femara)

G1T48 and lerociclib: >350,000 1L and adjuvant BC patients Duration** 14 months 33 months 60 months 25 months 60 months *Source: Secondary epi sources, 2027 estimates **Duration estimates based on similar trial results in the same or similar patient populations as planned trials G1T48 lerociclib Global HR+/HER2- Breast Cancer Treated Incident Patients (G7)* Adjuvant use: long treatment duration requires well tolerated profile 223,000 223,000

Q&A Dr. Malik, Mr. Demaree & Dr. Velleca

Upcoming Catalysts and Closing Remarks Mark Velleca, M.D., Ph.D. Chief Executive Officer

Catalysts across all programs in 2019/2020

G1 THERAPEUTICS

	INDICATION/COMBO	4Q19	1H20	2H20
trilaciclib IV - CDK4/6i	1st-line SCLC (+ etop/carbo)	Begin rolling NDA submission for SCLC	Complete NDA submission for SCLC	MAA filing for SCLC
	1st-line SCLC (+ etop/carbo/Tecentriq)			
	2nd/3rd-line SCLC (+ topotecan)			
	Metastatic TNBC (+ gem/carbo)			Initiate Phase 3 TNBC trial
	Metastatic CRC (5-FU regimens)			Initiate Phase 3 mCRC trial
lerociclib Oral - CDK4/6i	ER+, HER2- BC (+ Faslodex)	Present additional Phase 1b/2a data		Initiate Phase 3 BC trial
	EGFRm NSCLC (+ Tagrisso)			
G1T48 Oral - SERD	ER+, HER2- BC			Initiate Phase 3 CDK4/6i combination trial + Present additional data

Well funded with $325M cash at end of 2Q19; anticipate 2019 YE cash of $260-270M

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Lisa A. Carey, M.D., FASCO is the Richardson and Marilyn Jacobs Preyer Distinguished Professor in Breast Cancer Research in the Department of Medicine at the University of North Carolina (UNC). She graduated from Wellesley College, then received her medical degree from the Johns Hopkins University School of Medicine where she remained for her residency in Internal Medicine followed by a fellowship in Medical Oncology and an advanced degree in Clinical Investigations. Dr. Carey joined the UNC faculty and Lineberger Comprehensive Cancer Center in 1998. Currently she is the Chief of the Division of Hematology and Oncology and Physician-in-Chief of the North Carolina Cancer Hospital. In addition, she has a role at Lineberger Comprehensive Cancer Center as the Associate Director for Clinical Sciences. Dr. Carey has a longstanding research interest in the clinical application of laboratory findings in breast cancer, with a particular interest in the clinical implications of different molecular subtypes of breast cancer. She designs and leads clinical trials of novel drugs and approaches, and is a close collaborator with several laboratory investigators and epidemiologists. Dr. Carey has served in many roles for the American Society of Clinical Oncology (ASCO), the American Association for Cancer Research (AACR) and the NCI. She was awarded the Doris Duke Clinician Scientist Award in 1999, a Career Development Award from the National Cancer Institute (NCI) in 2000, was inducted into the Johns Hopkins Society of Scholars in 2008, was awarded the NCI Director's Service Award in 2011, and was named co-chair of the Alliance National Cooperative Group Breast Committee in 2016. Dr. Carey was honored to become a member of the Komen Scientific Advisory Board as of April 2018 and in June 2019 earned the distinction of Fellow of the American Society of Clinical Oncology (FASCO). Lisa Carey, M.D., FASCO Chief of Hematology/Oncology and Physician-in-Chief, N.C. Cancer Hospital Associate Director of Clinical Sciences, Lineberger Comprehensive Cancer Center

jmacdonald@g1therapeutics.com www.g1therapeutics.com Jeff Macdonald 919.907.1944